                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               October 25, 2001
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                           dated as of October 1, 2001
                          providing for the issuance of

                                $535,019,150

            WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-MS12

               Delaware              333-67140              94-2528990

            (State or other         (Commission           (IRS Employer
            jurisdiction of         File Number)          Identification
             Incorporation)                                   Number)

                             75 NORTH FAIRWAY DRIVE
                          VERNON HILLS, ILLINOIS 60061
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (847) 549-6500

Item 1.   Changes in Control of Registrant. Not applicable.

Item 2.   Acquisition or Disposition of Assets. Not applicable.

Item 3.   Bankruptcy or Receivership. Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant. Not applicable.

Item 5.   Other Events.

The tables and materials filed separately, under cover of Form SE in accordance with Rule 202 of Regulation S-T pursuant to a continuing hardship exemption, were prepared by Credit Suisse First Boston Corporation (the "Underwriter") at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions. Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

Item 6.   Resignation of Registrant's Directors. Not applicable.

Item 7.   Financial Statements and Exhibits.

The following Exhibit is filed separately, under cover of Form SE (filed October 25, 2001 under CIK #0000314643) in accordance with Rule 202 of Regulation S-T pursuant to a continuing hardship exemption.

99.2 Certain Computational Materials prepared by the Underwriter in connection with Washington Mutual Mortgage Securities Corp. Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2001-MS12.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus and Prospectus Supplement of Washington Mutual Mortgage Securities Corp. relating to its Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2001-MS12.

Item 8.   Change in Fiscal Year. Not applicable.

Item 9.  Regulation FD Disclosure. Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2001

                                           WASHINGTON MUTUAL MORTGAGE SECURITIES
                                           CORP.
                                           (Registrant)

                                           By: /s/ Thomas G. Lehmann
                                           -----------------------------------
                                           Thomas G. Lehmann
                                           Vice President and
                                           General Counsel
                                           (Authorized Officer)

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